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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2004 (December 17, 2004)

KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)
6 Desta Drive Midland, Texas 79705 (Address and Zip Code of Principal Executive Offices)
432/620-0300 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On December 17, 2004, Key Energy Services, Inc., a Maryland corporation (the "Company") entered into a Second Modification of Waiver and Third Amendment to Credit Agreement (the "Modification") by and among the Company, each of the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), PNC Bank, National Association, as Administrative Agent (the "Administrative Agent"), PNC Capital Markets, Inc., and Wells Fargo Bank, National Association (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and Calyon New York Branch (successor by merger to Credit Lyonnais New York Branch), as the Syndication Agent, JPMorgan Chase Bank, N.A. and Comerica Bank, as the Co-Documentation Agents. On December 20, 2004, the Company issued a press release announcing the execution of the Modification, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference.

        The Company, the Guarantors, the Lenders, the Administrative Agent and the other parties to the Modification are parties to that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment to Credit Agreement dated as of April 5, 2004 and that certain Modification of Waiver and Second Amendment to Credit Agreement dated as of August 31, 2004 (the "Credit Agreement").

        The Modification provides that the date by which the Company must deliver audited financial statements for 2003 and quarterly unaudited financial statements for the first three quarters of 2004 is March 31, 2005.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits.

99.1	Second Modification of Waiver and Third Amendment to Credit Agreement dated as of December 17, 2004 by and among the Company, each of the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank, National Association (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and Calyon New York Branch (successor by merger to Credit nnais New York Branch), as the Syndication Agent, JPMorgan Chase Bank, N.A. and Comerica Bank, as the Co-Documentation Agents.
99.2	Press Release dated December 20, 2004 regarding execution of the Second Modification of Waiver and Third Amendment to Credit Agreement.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
Date: December 22, 2004	By:	/s/ RICHARD J. ALARIO
Richard J. Alario Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	Second Modification of Waiver and Third Amendment to Credit Agreement dated as of December 17, 2004 by and among the Company, each of the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), PNC Bank, National Association, as Administrative Agent, PNC Capital Markets, Inc., and Wells Fargo Bank, National Association (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and Calyon New York Branch (successor by merger to Credit Lyonnais New York Branch), as the Syndication Agent, JPMorgan Chase Bank, N.A. and Comerica Bank, as the Co-Documentation Agents.
99.2	Press Release dated December 20, 2004 regarding execution of the Second Modification of Waiver and Third Amendment to Credit Agreement.

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SIGNATURE
Exhibit Index